EX-99.12(c)

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for November 30, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0029	0.0102	—	0.0369	5.8%	20.3%	0.0%	73.9%	7.74%	-4.95%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-12	0.6000	0.3200	0.1097	—	0.1703	53.3%	18.3%	0.0%	28.4%	7.74%	20.87%

1Based on the Fund’s NAV as of October 31, 2012

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00090516

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for December 31, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0322	—	—	0.0178	64.4%	0.0%	0.0%	35.6%	7.78%	-3.40%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-13	0.1000	0.0644	—	—	0.0356	64.4%	0.0%	0.0%	35.6%	1.30%	0.18%

1Based on the Fund’s NAV as of November 30, 2012

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00091149

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made January 31, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0202	—	—	0.0298	40.4%	0.0%	0.0%	59.6%	7.49%	-1.53%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-13	0.1500	0.0605	—	—	0.0895	40.4%	0.0%	0.0%	59.6%	1.87%	4.77%

1Based on the Fund’s NAV as of December 31, 2012

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00093208

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made February 28, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0148	—	—	0.0352	29.5%	0.0%	0.0%	70.5%	7.19%	0.77%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-13	0.2000	0.0590	—	—	0.1410	29.5%	0.0%	0.0%	70.5%	2.40%	9.79%

1Based on the Fund’s NAV as of January 31, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00093789

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made March 28, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0231	—	—	0.0269	46.2%	0.0%	0.0%	53.8%	7.13%	1.37%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-13	0.2500	0.1156	—	—	0.1344	46.2%	0.0%	0.0%	53.8%	2.97%	11.54%

1Based on the Fund’s NAV as of February 28, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00095571

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made April 30, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV[1]	Five Year Average Annual Total Return on NAV[1]
AWP	31-Oct-13	0.0500	0.0256	—	—	0.0244	51.2%	0.0%	0.0%	48.8%	6.99%	3.01%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV[1]	Cumulative Fiscal YTD Total Return on NAV[1]
AWP	31-Oct-13	0.3000	0.1536	—	—	0.1464	51.2%	0.0%	0.0%	48.8%	3.50%	14.35%

1Based on the Fund’s NAV as of March 28, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00097753